Supplement dated June 29, 2006
to the Statement of Additional Information
of Wanger Advisors Trust dated May 1, 2006

On June 7, 2006, the board of trustees of Wanger Advisors Trust (“WAT” or the “Trust”) nominated for election as trustees to the WAT board eleven individuals (each a “Nominee” and collectively the “Nominees”). Two of the Nominees are currently trustees of the Trust and the remaining nine Nominees are currently trustees of the Columbia Acorn Trust.

A special meeting of the shareholders has been scheduled for September 11, 2006 to vote on the election of the Nominees. Notice of the special meeting, a proxy statement and a proxy card will be mailed to all shareholders of record as of the close of business on July 14, 2006.